UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 24, 2004 (September 22, 2004)
Date of Report (Date of earliest event reported)
Revlon, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11178	13-3662955
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

237 Park Avenue New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)

(212) 527-4000
(Registrant's telephone number, including area code)
None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

In connection with the implementation of Revlon, Inc.'s (together with its wholly-owned subsidiary, Revlon Consumer Products Corporation, the "Company") previously-announced goal of improving the Company's profit margins by, among other things, rationalizing its international supply chain, on September 22, 2004 the Company exercised its contractual rights to terminate its supply agreement, dated as of October 31, 2002 (as amended, the "Supply Agreement"), with Creative Outsourcing Solutions International Limited ("COSi") by giving COSi the contractually-stipulated six months' written notice of termination that is scheduled to become effective on April 1, 2005. The Company intends to transition manufacturing primarily to one or more of its other facilities and does not expect any disruption in its supply chain.

Statements made in this Form 8-K which are not historical are forward-looking statements and are based on estimates, objectives, vision, projections, forecasts, plans, strategies, beliefs, intent, opportunities, drivers, destinations and expectations of the Company's management, and thus are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The Company's actual results may differ materially from such forward-looking statements. The forward-looking statements in this Form 8-K include, without limitation, the Company's expectations and estimates (whether qualitative or quantitative) as to (i) the Company's goal of improving the Company's profit margins by, among other things, rationalizing its international supply chain and transitioning manufacturing primarily to one or more of its other facilities and (ii) its expectation that such transition will not disrupt the Company's supply chain. A number of important factors could cause the actual results to differ materially from those contained in any forward-looking statement. In addition to factors that may be described in the Company's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for 2003, Quarterly Reports on Form 10-Q for 2004 and Current Reports on Form 8-K for 2004, (i) difficulties or delays impacting the ability of, or the inability of, the Company to improve its profit margins by, among other things, rationalizing its international supply chain and transitioning manufacturing primarily to one or more of its other facilities or (ii) unanticipated disruptions in the Company's supply chain could cause the Company's actual results to differ materially from those expressed in any forward-looking statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVLON, INC.

By: /s/ Robert K. Kretzman Robert K. Kretzman Executive Vice President, General Counsel and Chief Legal Officer

Date: September 24, 2004